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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Soliciting Material Pursuant to §240.14a-12
First Community Financial Group
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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721 College Street, S.E.
P.O. Box 3800
Lacey, WA 98509-3800

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

        NOTICE IS HEREBY GIVEN that, pursuant to the call of its directors, the regular Annual Meeting of Shareholders of First Community Financial Group, Inc. will be held at the Lacey Community Center, 6729 Pacific Avenue S.E., Lacey, Washington on Thursday, May 22, 2003, at 6:00 p.m., for the purpose of considering and voting upon the following matters:

  1.
  ELECTION OF DIRECTORS. To elect three Directors for a term of three years expiring in the year 2006, or until a successor has been elected and qualified.

  2.
  AMENDMENT TO THE 1999 EMPLOYEE STOCK OPTION PLAN. To amend the Company's employee stock option plan by increasing the number of shares available for issuance.

  3.
  WHATEVER OTHER BUSINESS may properly be brought before the meeting or any adjournment of the meeting.

        Only those shareholders of record at the close of business on April 4, 2003, will be entitled to notice of, and to vote at the meeting.

By Order of the Board of Directors
Lacey, Washington April 18, 2003	/s/ LEIGH BAXTER Leigh Baxter Secretary

IMPORTANT: The prompt return of proxies will save FCFG the expense of further requests for proxies. You are urged to SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. If you do attend the meeting, you may then withdraw your Proxy and vote in person. Any person giving a Proxy may revoke it prior to its exercise.

FIRST COMMUNITY FINANCIAL GROUP, INC.
721 College Street, S.E.
P.O. Box 3800 (98509-3800)
Lacey, WA 98503

PROXY STATEMENT

        Date, Time and Place of Meeting.    This Proxy Statement and the accompanying Proxy are being first sent to shareholders on or about April 18, 2003, for use in connection with the Annual Meeting of Shareholders ("Annual Meeting") of First Community Financial Group, Inc. ("FCFG" or "Company") to be held on Thursday, May 22, 2003. Only those shareholders of record at the close of business on April 4, 2003 ("Record Date"), will be entitled to vote. The number of shares of FCFG's no par common stock, ("Common Stock"), outstanding and entitled to vote at the Annual Meeting is 4,392,798.

        Solicitation of Proxies.    The enclosed Proxy is solicited by and on behalf of the Board of Directors of FCFG and the cost of solicitation will be borne by FCFG. Solicitation may be made by directors and officers of FCFG and its subsidiary, First Community Bank ("FCB" or "Bank"), either by use of the mail, by telephone, facsimile or personal interview. FCFG does not expect to pay any compensation for the solicitation of proxies.

        Quorum.    The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the presence of a quorum. Broker non-votes will not be considered shares present and will not be included in determining whether a quorum is present.

        Voting on Matters Presented.    The nominees for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected. Shareholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. With respect to the proposal to approve the amendment to the 1999 Employee Stock Option Plan, stockholders may vote for the proposal, against the proposal or may abstain from voting. The affirmative vote of at least a majority of the total votes present , in person or by proxy, at the Annual Meeting is required for the approval to amend the stock option plan. Holders of record of the Common Stock will be entitled to one vote per share on any matter that may properly come before the Annual Meeting.

        Voting of Proxies.    If the enclosed Proxy is duly executed and received in time for the meeting, it is the intention of the persons named in the Proxy to vote the shares represented by the Proxy FOR the nominees, and FOR the amendment to the Employee Stock Option Plan, unless otherwise directed. Any proxy given by a shareholder may be revoked before its exercise by written notice to FCFG, by a subsequently dated proxy, or in open meeting prior to the taking of the shareholder vote. The shares represented by properly executed, unrevoked proxies will be voted in accordance with the specifications in the Proxy.

PROPOSAL NO. 1:    ELECTION OF DIRECTORS

General

        FCFG's Bylaws provide that the number of directors must fall within a range of 5 and 9, the exact number to be determined by resolution of the Board of Directors. The size of the board has been fixed at eight (8) directors.

        If you abstain from voting either by Proxy or in person at the Annual Meeting, you will effectively vote "AGAINST" a nominee, because your votes cannot be deemed voted "FOR" a nominee. In addition, "broker non-votes" will have no effect because they are not considered "shares present" for voting purposes.

        Directors are elected for a term of three years or until their successors have been elected and qualified. FCFG's Articles of Incorporation require that the terms of the directors be staggered such that approximately one-third of the directors are elected each year. The Board of Directors has no present knowledge that any nominee will refuse or be unable to serve. If a nominee should refuse or be unable to serve, your proxy will be voted for those persons subsequently designated by the Board of Directors to replace any or all nominees.

        Nominations for director may be made by any shareholder in accordance with the provisions set forth in our Articles of Incorporation. The nominating committee will consider shareholder nominations only if: the shareholder provides the requisite written notice of their intent to make a nomination; the notice is given to our Chairman not less than 14 nor more than 50 days before the annual meeting (provided that, if less than 21 days' notice of the annual meeting is given to shareholders, such notice must be given within 7 days after the mailing of the notice of the annual meeting); and the nomination provides specified information about the proposed nominee.

        If nominations do not comply with the above procedures, the Chairman of FCFG may disregard the nomination and instruct the vote teller to disregard any votes cast for such nominee. While the Nominating Committee will consider all properly submitted nominations, the committee has no obligation to recommend the nominees proposed by a shareholder to the Board of Directors for inclusion on the management slate of proposed nominees at the next Annual Meeting.

Director Nominees and Continuing FCFG Directors

LOWELL E. (SONNY) BRIDGES, (58). Owner, Bridges Restaurants.
FCB Board Member since 1993.

Mr. Bridges owns and operates Bridges Restaurant, Billy's Bar & Grill, Country Cousins, Ramblin' Jacks and Mercato Restaurant. He was also a member of the board of directors of Citizens First Bank until it was acquired by the Company and merged into FCB.

LINDA BUCKNER, (54). Vice President and Owner, Strapco
FCB Board Member since 1994.

In addition to her work with Strapco, a consulting company, Ms. Buckner also provides consulting services related to interactive voice response systems. Her extensive community leadership posts include: Founder and Chair, Leadership Thurston County; President, Olympia/Thurston County Chamber of Commerce; member, Community Drug Support Foundation; and member, Lacey Area Chamber of Commerce. Ms. Buckner also served on the boards of the Washington Center for the Performing Arts and the Thurston County Economic Development Commission.

E. PAUL DETRAY, (69). President, DeTray's Quality Homes.
FCB Board Member since 1979.

Mr. DeTray is one of the original directors of FCB. In addition to operating the manufactured home retail company he founded in 1962, he also develops and owns retirement communities in Washington. Mr. DeTray is Director Emeritus and Past President, Manufactured Housing & Recreational Vehicle Association; member and Past Director, Washington Manufactured Housing Association; charter member and Past Director, Lacey Rotary; Past FCB Chairman, Past FCFG Chairman; and member, Olympia Master Builders and Lacey Thurston County Chamber of Commerce.

DR. JEWELL C. MANSPEAKER, (61). President & CEO, Grays Harbor College.
FCB Board Member since 1995.

Dr. Manspeaker serves on a wide variety of professional and civic boards and associations. He is a member and Past President, Board of Presidents, Washington Association of Community and Technical Colleges; member and past President of the Grays Harbor Council; member of the Pacific Mountain Workforce Development Council; member and Past Chair, Board of Directors, Center for Information Systems; member, Northwest Association of Colleges, Schools, and Universities; member, American Association of Community Colleges; member and Past President, Washington Association of Community and Technical College Administrators. Dr. Manspeaker also served on the board of directors of Citizens First Bank until it was merged into FCB.

PATRICK L. MARTIN, (64). Chairman & CEO, Patrick's Carpet One.
FCB Board Member since 1980.

Mr. Martin also serves as a director of C.C.A. Global Partners, an international marketing company that owns and manages franchisees and cooperatives in mortgage, lighting and floor covering. He is Past Chairman, Puget Sound Carpet Co-op; Past President, Washington State Floor Covering Association; and Past President, Lacey Rotary. Mr. Martin also serves as a Director of Carpet Co-op of America, d/b/a Carpet One, Leading Edge Marketing, and CCA Global Partners, each public companies which have a class of securities registered under Section 12 or subject to the requirements of Section 15(d) of the Securities and Exchange Act of 1934. In addition, Mr. Martin currently serves as the Director of the Washington State Capital Museum, Flooring One of the United Kingdom, and is President of the Thurston County Drug Court Foundation.

A. RICHARD PANOWICZ, (58). Chairman, TAB Northwest, Inc./Archives Northwest.
FCB Board Member since 1991.

Prior to founding Archives Northwest, a records archival company, Mr. Panowicz owned TAB Northwest, a company specializing in office management systems. He currently is the Chairman of the Board of Enhanced Technology a financial service company designed to provide installment consumer loans, origination and accounting management. He also serves on the St. Peter's Hospital Community Board and the boards of directors of Washington Center for the Performing Arts, Olympia Hands-On Children's Museum and Harlequin Productions. He is a member of the board of trustees, Saint Martin's College; member, Olympia Rotary; Past Director, Puget Sound chapter, American Records Management Association.

KEN F. PARSONS, Sr., (57). Chairman, President & CEO, First Community Financial Group.
FCB Board Member since 1979.

Mr. Parsons was a founding director of FCB, and became president of the bank in 1991. He is a founder and was the first operational president of Illuminet (a public company) from 1981 to 1990. Mr. Parsons is Chairman Elect, Washington Independent Community Bankers Association; advisory panel member to the Director, Washington State Department of Financial Institutions; and member, bank services committee, Independent Community Bankers Association (ICBA) and a member of the Board of Directors of Bancard, a subsidiary of ICBA. Mr. Parsons is the former chairman of, and currently serves on the board of trustees of Saint Martin's College and on the board of the Association of Washington Business. Among his numerous community posts, he is an elected fire commissioner and president of the area-wide Fire Commissioners. He is a Past President of Lacey Rotary and he also founded several local foundations for student scholarships.

LARRY SCHORNO, (59). Retired.
FCB Board member since 1997.

Mr. Schorno is retired as President of Schorno Agri-Business, a livestock export company he founded. Mr. Schorno pioneered the shipment of livestock by full charter aircraft and Schorno Agri-Business remains one of the nation's leading exporters of live animals, and embryos, shipping to more than 15 countries. He serves as President of the Rocky Prairie Corp., a commercial real estate company, and Schorno Auction Co., a livestock sales firm. Mr. Schorno is currently a trustee of Washington State University and was named Yelm Citizen of the year for 2002. Mr. Schorno served as Chairman of the board of Prairie Security Bank, which was acquired by the Company in 1997 and merged into First Community Bank. Mr. Shorno has served as a trustee of the Washington State University Foundation and has been active in the Thurston County Economic Development Council, the Association of Washington Business and was a recipient of the Washington State Governor's Export Award.

Information with Respect to Nominees and Directors whose Terms Continue

        The following table sets forth certain information with respect to the director nominees and the other continuing directors, including the number of shares beneficially held by each as of January 1, 2003. Beneficial ownership is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. In general, beneficial ownership includes any shares a director or executive officer can vote or transfer and stock options that are exercisable currently or become exercisable within 60 days. Except as noted below, each holder has sole voting and investment power for all shares shown as beneficially owned.

Name, Age and Tenure as Director	Principal Occupation Of Director During Last Five Years	Shares & Percentage Of Common Stock Beneficially Owned As of Jan 1, 2003(1)	Director Class	Director Term Expiration
NOMINEES FOR DIRECTOR
Jewell C. Manspeaker, 61 Director of FCFG since 2002	President & CEO, Gray's Harbor Community College	20,404 0.46%(2)	I	2003
Patrick L. Martin, 64 Director of FCFG since 1993	Chairman & CEO, Patrick's Carpet One	529,026 12.05%(3)	I	2003
Ken F. Parsons, 57 Director of FCFG since 1984	Chairman, President & CEO of FCFG	529,989 12.07%(4)	I	2003

(1)
The share amounts have been adjusted to reflect the two-for-one stock split effective November 15, 2002.

(2)
Includes 12,400 shares which could be acquired within 60 days by the exercise of stock options.

(3)
Includes 53,730 shares held jointly with spouse; 8,884 shares held in an IRA account for the benefit of Mr. Martin; 2,488 shares held in an IRA account for the benefit of his spouse; 590 shares held in custodial accounts for the benefit of Mr. Martin's grandchild where his wife is the custodian; and 439,430 shares held by the KSOP, considered beneficially owned by Mr. Martin as trustee for the KSOP.

(4)
Includes 236,934 shares held jointly with spouse; 6,309 shares held in an IRA account for the benefit of Mr. Parsons; 3,390 shares held in an IRA account for the benefit of his spouse; 66,508 shares held in the KSOP for the benefit of Mr. Parsons; and 216,848 shares which could be acquired within 60 days by the exercise of stock options.

Name, Age and Tenure as Director	Principal Occupation Of Director During Last Five Years	Shares & Percentage Of Common Stock Beneficially Owned As of Jan 1, 2003(1)	Director Class	Director Term Expiration
CONTINUING DIRECTORS
A. Richard Panowicz, 58 Director of FCFG since 1995	Chairman, Archives Northwest	540,146 12.31%(5)	II	2004
Larry Schorno, 59 Director of FCFG since 2002	Schorno Agri-Business, Retired	69,542 1.58%(6)	II	2004
Sonny Bridges, 58 Director of FCFG since 2002	Owner, Bridges Restaurants	31,230 0.71%(7)	III	2005
Linda Buckner, 54 Director of FCFG since 2002	Vice President & Owner, Strapco	26,924 0.61%(8)	III	2005
E. Paul DeTray, 69 Director of FCFG since 1993	President, DeTray's Quality Homes, Inc.	204,088 4.65%(9)	III	2005

(5)
Includes 59,570 shares held jointly with spouse; 8,820 shares held in a Charitable Reminder Trust, jointly with spouse; 25,488 shares held in and IRA account for the benefit of Mr. Panowicz; 439,430 shares held by the KSOP, considered beneficially owned by Mr. Panowicz as a trustee.

(6)
Includes 36,930 shares held jointly with spouse; and 3,906 shares held jointly with Mr. Schorno's mother; 8,988 shares held by the Estate of Arthur and Mable Crate where Mr. Schorno is the Executor; and 19,718 shares held by the Estate of Arthur Crate where Mr. Schorno is the Executor.

(7)
Includes 7,042 shares held jointly with spouse; and 4,314 shares held in an IRA account for the benefit of Mr. Bridges.

(8)
Includes 16,790 shares held jointly with spouse; 4,692 shares held in an IRA account for the benefit of Ms. Buckner; 5,442 shares held in an IRA account for the benefit of her spouse.

(9)
Includes 124,474 shares held jointly with spouse; 39,506 held by DeTray's Quality Homes; and 25,700 held by the DeTray Family Partnership.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH DIRECTOR NOMINEE

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

Board of Directors

        The Board of Directors of FCFG generally meets on an as needed basis. There were eighteen (18) meetings of the Board of Directors of FCFG during 2002 All directors attended more than 75% of such meetings and of all committee meetings of which they were members.

Committees

        The Board of Directors of FCFG and the Bank have established certain committees, including a Compensation Committee, an Audit Committee and a Nominating Committee.

        Compensation Committee.    The Compensation Committee responsibilities include, reviewing and proposing to the Board of Directors the compensation to be paid to Mr. Parsons, compensation to be paid to board members, and other compensation and benefit matters on behalf of the Bank. There were four (4) meetings of the Compensation Committee held in 2002. Current members of the committee are Messrs. Schorno (Chairman), and Martin and Ms. Buckner.

        Nominating Committee.    The Nominating Committee identifies and recommends persons to be the Board's nominees for the Board of Directors at each annual meeting of shareholders, and to fill vacancies on the Board between annual meetings. There were (2) meetings of the Nominating Committee held in 2002. Current members of the committee are Ms. Buckner (chairman), Messrs. Bridges and DeTray.

        Audit Committee.    The Audit Committee is composed of three directors of the Company who are considered "independent" (as defined by the current Nasdaq listing standards). During 2002, the Bank Audit Committee effectively served as the Audit Committee of the Company. The Audit Committee operates under a formal written charter (see Appendix A to the Proxy Statement), which has been amended to reflect the new audit committee regulations, and will now serve as the charter for the joint Audit Committee of FCFG and the Bank. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the outside auditors performing or issuing an audit report, and approves the engagement and fees for all audit and non-audit functions, with the outside auditors reporting directly to the Audit Committee. The responsibilities of the Audit Committee include (i) reviewing and discussing with management the annual audited financial statements, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements; (ii) reviewing with management and the independent auditors FCFG's quarterly financial statements prior to filing, or if contemplated, before the public release of quarterly results; (iii) reviewing the reports of bank regulatory authorities and reporting its conclusions to the Board; (iv) reviewing the procedures with respect to the records and business practices of the Company and the Bank; and (v) reviewing the adequacy and implementation of the internal auditing, accounting and financial controls.

        The Audit Committee oversees and evaluates the adequacy of the Company's internal and disclosure controls, but management is responsible for developing and implementing the internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards and issues a report thereon. The committee's responsibility is to monitor and oversee this process. The committee held four meetings during the year. For 2002, members of the Audit Committee consisted of Messrs. Panowicz (Chairman) and DeTray and Manspeaker.

REPORT OF AUDIT COMMITTEE

        The Audit Committee consists of the directors listed below. The Board of Directors has determined that the membership of the Audit Committee meets the independence requirements as defined under the current Nasdaq listing standards. During 2002 and early 2003, the Securities and Exchange Commission issued rules under the Sarbanes-Oxley Act of 2002 governing the role and membership standards of audit committees. A copy of the amended Charter that was reviewed and approved by the committee, and subsequently adopted by the Board, is attached as Appendix A.

        The Audit Committee has met and held discussions with management and the Company's independent accountants. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the audited consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        Our independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence.

        Based on the Committee's review of the audited consolidated financial statements and the various discussions with management and the independent accountants noted above, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission.

Respectfully submitted by Committee members:

A. Richard Panowicz (Chairman)    •     E. Paul DeTray     •     Jewell Manspeaker

Director Compensation

        Director and Committee Fees.    FCFG has an established program for director compensation in which each director of FCFG receives a monthly retainer fee of $350. Directors of the Bank receive a monthly retainer of $500, a board meeting attendance fee of $500 per meeting, and a committee meeting fee of $175 per meeting.

        Performance Based Fees.    A performance based fee schedule plan was implemented in 1992 under which, in addition to the base fees, directors receive fee adjustments based on FCFG's annual performance as measured by return on assets. Directors were each paid a $6,000 performance based fee in January 2003 and $2,100 in February 2002 for performance in 2002 and 2001, respectively.

        Director Stock Option Plan.    On April 19, 1994 the shareholders approved the 1994 Stock Option Plan for Non-Employee Directors ("1994 Plan") that authorized the grant of options to purchase shares of Common Stock to non-employee directors. The 1994 Plan supplements the previously approved 1992 Stock Option Plan for Non-Employee Directors ("1992 Plan"). The exercise price of the options granted under the respective plans must not be less than the greater of the book value or market value at the time of grant, and options have a term of not more than ten years from the date of grant. At December 31, 2002, options to purchase 63,337 shares are granted, but unexercised under the 1994 Plan and 1992 Plan, and 72,491 shares remain available for future grant under the 1994 Plan.

        Long-Term Care Insurance.    In 2002, the Company purchased Long-Term Care Insurance on certain board members. Benefits under this plan vest over 10 years from the date of initial service to the Company. Expense related to this plan for 2002 was $264,000.

EXECUTIVE COMPENSATION

Summary

        The following table sets forth a summary of certain information concerning the compensation awarded to or paid by FCFG and/or the Bank for services rendered in all capacities during the last three fiscal years to the Chief Executive Officer, and those executive officers earning in excess of $100,000 during the last fiscal year.

Summary Compensation Table

Long Term Compensation
								Awards			Payouts
Annual Compensation
Securities Underlying Options/ SARs(#) (1)
Name & Principal Position	Year	Salary ($)		Bonus ($)		Other Annual Compensation ($)		Restricted Stock Awards ($)			LTIP Payouts ($)		All Other Compensation ($)(2)
Ken F. Parsons President, Director & CEO-FCFG Chairman, Director & CEO-Bank	2002 2001 2000	$ $ $	216,918 210,600 188,531	$ $ $	138,000 85,000 75,000	$ $ $	0 0 0	$ $ $	0 0 0	3,000 0 0	$ $ $	0 0 0	$ $ $	16,751 18,196 25,515
James F. Arneson(3) Former EVP/CFO, Secretary and Treasurer of FCFG and FCB	2002 2001 2000	$ $ $	136,070 114,000 106,667	$ $ $	66,000 40,800 39,500	$ $ $	0 0 0	$ $ $	0 0 0	3,000 2,000 3,000	$ $ $	0 0 0	$ $ $	15,112 10,922 7,771
Jon M. Jones(4) President of FCB	2002 2001 2000	$ $	125,100 106,050 93,400	$ $ $	78,000 39,100 33,000	$ $ $	0 0 0	$ $ $	0 0 0	3,000 2,000 3,000	$ $ $	0 0 0	$ $ $	13,158 9,706 6,601

(1)
Consists of awards granted pursuant to FCFG's Employee Stock Option and Restricted Stock Award Plan. Share amounts have been adjusted to reflect the two-for-one stock split effective November 15, 2002.

(2)
Represents amounts paid by FCFG pursuant to the Company's KSOP (as defined below) on behalf of Messrs. Parsons, Arneson and Jones.

(3)
Represents the salary and bonus paid to Mr. Arneson through December 31, 2002, the effective date of his resignation.

(4)
Mr. Jones was appointed President of FCB effective November 15, 2002. Prior to his appointment, Mr. Jones served as the Bank's Executive Vice President and Chief Lending Officer.

Stock Options

        Stock Option Grants.    The following table sets forth certain information concerning individual grants of stock options under the stock option plans to the named executive officers during the year ended December 31, 2002.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
		% of Total Options Granted to Employees
Name	Options Granted(2)		Exercise Price	Expiration Date
					5%	10%
Ken F. Parsons	3,000	14%	$10.25	04/18/2012	$19,339	$49,008
James F. Arneson	3,000	14%	$10.25	04/18/2012	$19,339	$49,008
Jon M. Jones	3,000	14%	$10.25	04/18/2012	$19,339	$49,008

(1)
The potential realizable value is based on the assumption that the stock price appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the ten-year option term. These numbers are calculated based on the requirements of the SEC and do not reflect FCFG's estimate of future stock price performance. Actual gains, if any, on stock options exercised and common stock holding are dependent upon future performance of the Company and overall stock market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

(2)
Each option granted vests at the rate of approximately 20% per annum, beginning April 19, 2003. Options will become immediately exercisable in the event of a change in control of the Company. Each option has an exercise price equal to the greater of (i) the fair market value; or (ii) the net book value of the Common Stock on the date of grant. The options were granted on April 19, 2002. Share amounts have been adjusted to reflect the two-for-one stock split effective November 15, 2002.

        Stock Option Exercises.    The following table sets forth certain information concerning exercises of stock options pursuant to FCFG's stock option plans by the executive officers named in the compensation table during the year ended December 31, 2002 and stock options held at year end.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION VALUES

			Number of Unexercised Options at Year End		Value of Unexercised Options at Year End(2)
Name	Shares Acquired on Exercise	Value Realized(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Ken F. Parsons	50,000	$25,351	216,848	3,000	$1,391,547	$14,250
James F. Arneson(3)	10,000	$5,070	71,234	13,800	$332,813	$42,850
Jon M. Jones	1,130	$2,936	38,100	13,800	$155,656	$42,850

(1)
Reflects the amount realized from the aggregate of the current market price of the Common Stock less the exercise price. Shares have been adjusted to reflect the 2-for-1 stock split effective November 15, 2002.

(2)
On December 31, 2002 the estimated market price of the Common Stock was $15.00. For purposes of the foregoing table, stock options with an exercise price less than that amount are considered to be "in-the-money" and are considered to have a value equal to the difference between this amount and the exercise price of the stock option multiplied by the number of shares covered by the stock option.

(3)
Under the terms of the plan, Mr. Arneson has 90 days from the date of his last day of employment to exercise his options.

        Long-Term Care Insurance.    In 2002, the Company purchased Long-Term Care Insurance on certain management personnel. Benefits under this plan vest over 10 years from the date of the initial service to the Company. Expense related to this plan in 2002 was $134,000.

Employment Agreements

        Ken F. Parsons.    On September 1, 1996, FCFG entered into an employment agreement with Mr. Parsons, the President, and Chief Executive Officer of FCFG and Chief Executive Officer of the Bank. The agreement has an eight-year term, subject to renewal. FCFG may terminate the agreement at any time for cause without incurring any post-termination obligation to Mr. Parsons, or without cause with severance benefits of thirty-six months' salary continuation. If Mr. Parsons terminates his employment for any reason within twelve months of a change in majority control of FCFG, then the agreement provides the same severance benefits. Mr. Parsons is generally prohibited from competing with FCFG in its market area for at least twelve months following termination for any reason. The non-compete period is increased to thirty-six months following termination by FCFG without cause or by Mr. Parsons with good reason. The agreement provides that upon retirement, Mr. Parsons will receive a continuing service consulting fee based upon annual cash compensation and years of serving FCFG.

        Jon M. Jones.    Effective September 5, 2001, FCFG and the Bank entered into an employment agreement with Mr. Jones, as Executive Vice President, and Chief Lending Officer, of the Bank. The agreement has a two-year term, with automatic two-year term renewals on each anniversary date of the agreement. FCFG may terminate the agreement at any time for cause without incurring any post-termination obligation to Mr. Jones, or with cause with severance benefits of 12 months' salary continuation. If Mr. Jones terminates his employment for any reason within twelve months of a change in majority control of FCFG, then the agreement provides severance benefits of 24 months' salary continuation. Mr. Jones is generally prohibited from competing with FCFG in its market area for at least twelve months following termination for any reason.

        On November 15, 2002, Mr. Jones was appointed President of the Bank. The terms of his employment agreement were unchanged. Mr. Parsons recommended and the Compensation Committee approved an increase in Mr. Jones annual salary to $156,000 in connection with his promotion.

Equity Compensation Plan Information

	Year Ended December 31, 2002
Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (excluding shares reflected in Column (a))
	(a)(1)(2)		(b)	(c)(1)
Equity compensation plans approved by security holders	588,595	(3)		$72,491	(4)
Equity compensation plans not approved by security holders	0		$0	0

(1)
Consists of shares that are outstanding and shares available for future issuance under the respective plans. The material features of the plans are described below. Share amounts have been adjusted to reflect the two-for-one stock split effective November 15, 2002.

(2)
Includes shares that were assumed through various mergers and acquisitions.

(3)
Includes 63,337 shares for Directors and 525,258 shares for Employees.

(4)
All 72,491 shares are for Directors and no shares are remaining for future issuance for Employees.

EMPLOYEE COMPENSATION PLANS

Executive Supplemental Income Plan

        In 1992, the Company adopted an Executive Supplemental Income Plan ("ESIP") covering a senior group of management personnel. The post-retirement benefit provided by the ESIP is designed to supplement a participating officer's retirement benefits from social security, in order to provide the officer with a certain percentage of final average income at retirement age. Additionally, the ESIP provides a pre-retirement death benefit. These benefits are funded by life insurance policies owned by the Company covering the lives of participants.

1999 Employee Stock Option Plan

        In 1999, Shareholders of FCFG approved the 1999 Employee Stock Option Plan ("Plan"). The Plan replaces the 1989 employee stock option and restricted stock award plan previously approved by the shareholders. The purpose of the Plan is to provide additional incentives to selected eligible key officers of FCFG and its subsidiaries with the intention of (i) attracting and retaining the best available personnel for positions of responsibility with the Company and its subsidiaries, (ii) promoting the success of the business activities of the Company, and (iii) increasing shareholder value. The incentives are in the form of options to purchase shares of Common Stock. The Company has the first right of refusal to purchase any shares issued under the Plan prior to being sold on the open market. At December 31, 2002, options covering 525,258 shares were granted and remain unexercised under this plan and all predecessor plans, and no shares remain available for future grant. Accordingly, at the 2003 Annual Meeting, the shareholders will be asked to approve an amendment to the Employee Stock Option Plan to increase the number of shares available under the plan by 100,000 shares. See "Proposal No. 2—Amendment to Employee Stock Option Plan."

        Under the terms of the Plan, the exercise price of option shares will be the greater of the fair market value or net book value of the shares on the date the option is granted. All options granted in accordance with the Plan are incentive options under Section 422A of the Internal Revenue Code, and are exercisable over a ten (10) year period from the date of the grant.

Employee Stock Ownership Plan

        FCFG provides retirement benefits to eligible employees through an Employee Stock Ownership Plan that includes Internal Revenue Code 401(k) provisions (the "KSOP"). The KSOP was adopted as a 401(k) plan in 1987, and restated in 1992 to add employee stock ownership plan provisions. Eligible employees may defer up to 15% of their annual compensation on a pre-tax basis subject to certain IRS limits. Under the terms of the Plan, the Company matches one-half the employees' contributions, up to 3% of the employees' compensation. Profit sharing contributions to the Plan may also be made at the discretion of the Board of Directors.

        All funds in the KSOP are held in trust. The KSOP is administered by a Board of Trustees that consist of Messrs. Martin, Panowicz and Colleen Hoss, the Company's Senior Vice President of Human Resouces. Investment of employee contributions to the KSOP are directed by the employee into a combination of the Company's Common Stock and a number of mutual and money market funds. The investment of Company contributions to the KSOP are generally invested in shares of the Company's Common Stock, although the Trustees have the discretion to invest in such other prudent investments as deemed appropriate.

        Upon retirement or termination of employment, a participant is entitled to receive all Employer Basic Contributions, Employee Salary Reductions and Rollover Contributions as these terms are defined in the KSOP. The participant will also be eligible to withdraw Employer Optional and Matching

Contributions contributed by FCFG from profits, subject to a vesting schedule. A participant becomes fully vested in five years, with vesting of 20% each year after the first year of participation.

        Contributions to the KSOP for the year ended December 31, 2002 were $600,000.

Incentive Compensation Plan

        Incentive compensation is awarded to officers and qualified employees based on the financial performance of the Company. Awards are payable if the Company meets earnings and growth objectives and are determined as a percentage of the participant's base salary.

Executive Compensation Interlocks and Insider Participation

        The Compensation Committee is composed of outside Directors. There are no Executive Compensation Committee interlocks.

REPORT OF COMPENSATION COMMITTEE

        The report of the Personnel and Compensation Committee (the "Committee") is intended to describe in general terms the process the Committee undertakes and the factors it considers in determining the appropriate compensation for FCFG executive officers, including the executive officers named in the summary compensation table (the "Named Executives").

Responsibilities and Composition of the Committee

        The Committee is responsible for (i) establishing and monitoring compensation programs for executive officers of FCFG and its subsidiaries; (ii) administering and maintaining such programs in a manner that will benefit the long-term interests of FCFG and its shareholders; (iii) determining the compensation of the Chief Executive Officer, and (iv) determining the compensation of the board of directors. In carrying out its responsibilities, the Committee may, from time to time, use a variety of resources, including retaining experts in compensation matters. In 2001, the Committee retained a nationally recognized firm to assist them in evaluating compensation and benefit programs used by FCFG and the Bank. Current members of the Committee are Messrs. Schorno (Chairman), Martin, and Ms. Buckner. None of the members of the Committee are officers or employees of FCFG or the Bank.

Compensation Philosophy

        The Committee's compensation philosophy is intended to reflect and support the goals and strategies that FCFG has established. Currently, FCFG's growth strategy is to expand the market share of markets currently served and to enter new markets within Southwest Washington. The key elements of this strategy are increased market penetration, geographic expansion, loan portfolio growth, development of innovative new product offerings, expanding the banking relationship with each customer and maintenance of asset quality. The Committee believes these goals, which are intended to create long-term shareholder value, must be supported by a compensation program that:

  •
  attracts and retains highly qualified executives;

  •
  provides levels of compensation that are competitive with those offered by other financial institutions;

  •
  motivates executives to enhance long-term shareholder value by helping them to build their own ownership in FCFG; and

  •
  integrates FCFG's long-term strategic planning and measurement processes

Components of Compensation Program

        FCFG's compensation program for executives consists of four key elements: (i) base salary; (ii) a performance-based annual bonus; (iii) periodic grants of options and other stock-based compensation; and (iv) the executive supplemental income program ("ESIP").

        The Committee believes that this four-part approach best serves the interests of FCFG and its shareholders. It enables FCFG to meet the requirements of the highly competitive banking environment in which it operates, while ensuring that executive officers are compensated in a way that advances both the short and long-term interests of shareholders. The variable annual bonus permits individual performance to be recognized and is based, in significant part, on an evaluation of the contribution made by the officer to FCFG's overall performance. Options and other stock-based compensation relate a significant portion of long-term remuneration directly to stock price appreciation realized by FCFG's shareholders, and further serve to promote an executive's continued service to the organization. The ESIP is designed to supplement a participating officer's retirement benefits from social security, in order to provide the officer with a certain percentage of final average income at retirement age. Additionally, the ESIP provides a pre-retirement death benefit.

        Base Salary.    Base salaries for FCFG's executive officers except for the Chief Executive Officer are established by the Chief Executive Officer, taking into account such factors as competitive industry salaries, an executive's scope of responsibilities, and individual performance and contribution to the organization.

        Annual Incentive.    Executive officers have an annual incentive (bonus) opportunity with awards based on the overall performance of FCFG. The performance targets may be based on one or more of the following criteria: growth in assets, return on assets and return on equity. FCFG's Chief Executive Officer determines the annual incentive pool at the commencement of each fiscal year. The size of the pool is based upon an assessment of FCFG's targeted performance as compared to previous year financial performance and the financial performance of other peer financial institutions. The Chief Executive Officer makes individual incentive recommendations to the Committee, within the limits of the pool, for eligible employees based upon an evaluation of their individual performance and contribution to FCFG's overall performance. If at the end of the fiscal year, FCFG's performance meets the targets that have been established, the incentives established at the beginning of the year are recommended to the Committee for approval. If actual performance is either higher or lower than the target, recommended incentives are adjusted upward or downward, accordingly.

Stock Option and Other Stock-Based Compensation

        Equity-based compensation is intended to more closely align the financial interests of FCFG's executives with long-term shareholder value, and to assist in the retention of executives who are key to the success of FCFG and its subsidiaries. Equity-based compensation has taken the form of incentive stock options pursuant to FCFG's existing stock option plans. The Committee determines from time to time which executives, if any, will receive stock options and determines the number of shares subject to each option. Grants of stock options are based on various subjective factors relating primarily to the responsibilities of individual executives, their past and expected future contributions to FCFG and prior option grants.

Chief Executive Officer Compensation

        The base compensation for FCFG's President and Chief Executive Officer, Ken F. Parsons, was determined by the Committee with final approval by the Board of Directors of FCFG based on the same criteria as the compensation for the other executive officers. FCFG entered into an eight-year employment agreement with Mr. Parsons on September 1, 1996 (see "Employment Agreements"). The Chief Executive Officer's bonus potential is based on achievement of growth and earnings targets and is determined by the Committee with final approval by the Board of Directors. The performance target was achieved for fiscal 2002. Mr. Parsons does not participate in matters relating to his own compensation.

        The post-retirement benefit provided by the ESIP is designed to supplement a participating officer's retirement benefits from social security, in order to provide the officer with a certain percentage of final average income at retirement age. Additionally, the ESIP provides a pre-retirement death benefit. These benefits are funded by life insurance policies owned by the Company covering the lives of participants.

Conclusion

        The Committee believes that for the 2002 fiscal year, the compensation for Mr. Parsons, as well as for the other executive officers, was consistent with FCFG's overall compensation philosophy and clearly related to the realization of FCFG's goals and strategies for the year.

Respectfully submitted by Committee members:

Larry Schorno (Chairman)    •     Patrick L. Martin (Chairman)    •     Linda Buckner

STOCK PERFORMANCE GRAPH

        The following line graph compares the total cumulative shareholder return on the Company's Common Stock, based on quarterly reinvestment of all dividends, to the cumulative total returns of the Standard & Poor's S&P Composite 500 Index and the SNL Index of all banks traded on the electronic Bulletin Board on Pink Sheets. The graph assumes $100 invested on December 31, 1997 in the Company's Common Stock and each of the indices. The graph does not depict actual operating financial performance of the Company.

	Period Ending
Index
	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02
FCFG	$100.00	$120.00	$105.10	$91.55	$91.74	$139.46
S&P 500	$100.00	$128.55	$155.60	$141.42	$124.63	$96.95
SNL All Bulletin Board on Pink Sheets	$100.00	$116.68	$102.17	$87.67	$91.88	$114.30

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table provides information as of January 1, 2003, with respect to the shares beneficially owned by (i) the non-director executive officers named in the compensation table; (ii) all persons known by management who beneficially own more than five percent of FCFG's common stock (except for Mr. Parsons, whose ownership information is provided elsewhere in this document) and (iii) all executive officers and directors of FCFG as a group. Except as noted below, each holder has sole voting and investment power with respect to shares listed as owned. Unless otherwise noted, all shares owned represent less than one percent of the outstanding shares of FCFG.

Name and Age	Current Position with Company and Prior Five Year Business Experience	Number of Shares Beneficially Owned		Percent of Class Beneficially Owned
Jon M. Jones, 41	President and Director of First Community Bank—Since 2002 EVP/Chief Lending Officer since 1998 SVP/Chief Lending Officer—1997 VP/Regional Business Banking Manager 1995—1996	55,874	(1)	1.27%
FCFG Employee Stock Ownership Plan ("KSOP")		439,430	(2)	10.01%
Directors and Executive Officers as a group (9 members)		1,567,793	(3)	35.72%

(1)
Includes 4,680 shares held jointly with spouse; 11,894 shares held in the KSOP for the benefit of Mr. Jones and 39,300 shares which could be acquired within 60 days by the exercise of stock options.

(2)
Under SEC rules, the KSOP is considered to beneficially own these shares with Martin, Panowicz and Ms. Hoss.

(3)
Includes 439,430 shares held by the KSOP that are considered beneficially owned by Messrs Martin, Panowicz and Ms. Hoss. Also includes options for 268,548 shares owned by directors and management, which are exercisable within 60 days of December 31, 2002.

PROPOSAL NO.  2:    EMPLOYEE STOCK OPTION PLAN

General

        The Company has historically maintained an incentive stock option plan for the benefit of employees of the Company.

        The purpose of the stock option plan is to attract and retain the best people available in order to enhance the performance of the Company. The Board believes that a form of non-cash compensation, the value of which is related to the long-term performance of the Company, is consistent with the interests of the Company's shareholders.

        As described in "Executive Compensation—Employee Stock Option Plan," at December 31, 2002, no shares remained available for grant under the 1999 Plan.

        On February 19, 2003, the Board of Directors approved an amendment to the current 1999 Plan, subject to shareholder approval at the 2003 Annual Meeting, which the Board of Directors unanimously recommends. The purpose of the amendment is to make 100,000 additional shares available for future option grants. The material features of the 1999 Plan are summarized below. A copy of the full text of the 1999 Stock Option Plan will be provided to any shareholder on request to the Company, Attn: Leigh Baxter.

Material Terms of the 1999 Plan

        The 1999 Plan is administered by the Board of Directors. If approved, the amendment will allow stock options to be granted in any combination up to 100,000 shares of Common Stock, subject to appropriate adjustments for any stock splits, stock dividends, or other changes in the capitalization of the Company.

        The 1999 Plan provides for the issuance of options that qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, and also for the issuance of nonqualified stock options.

Tax Consequences

        Holders of incentive stock options incur no federal income tax, other than potential alternative minimum tax, (and the Company is not entitled to a deduction) on the grant or exercise of such options. When stock received upon exercise of an incentive stock option is sold, the holder incurs tax at capital gains rates, provided certain holding period requirements are met. In order to qualify under Section 422, incentive stock options are subject to a number of restrictions, including the following:

  •
  The option price may not be less than the fair market value of the stock at the time the option is granted, and in some cases, must be at least 110% of such fair market value.

  •
  The market value of the stock, measured at the date of grant, for which an employee's incentive stock options become exercisable in any year may not exceed $100,000.

        The holder of a nonqualified stock option recognizes income subject to federal income tax on the date of exercise of such option. The holder is taxed on the difference between (i) the fair market value of the stock subject to the option and (ii) the option exercise price, measured at the date of exercise. The income is taxable at ordinary income rates and is deductible by the Company. The exercise price of nonqualified options granted under the 1999 Stock Option Plan may be no less than the greater of (i) the fair market value of the Common Stock, or (ii) the net book value of the Common Stock at the time of grant.

Term of Options

        Options granted under the 1999 Stock Option Plan will generally expire not more than ten years from the date of grant. The option exercise price is payable in cash, or if approved by the Board, other consideration including Company common stock, services, debt instruments or other property. The Board of Directors has the authority to terminate the 1999 Plan at any time. If it is not terminated sooner by the Board of Directors, the 1999 Plan will terminate on the 10th anniversary of its effective date. The 1999 Plan may be amended by the Board of Directors without shareholder approval, except that no such amendment may (i) increase the number of shares that may be issued pursuant to the 1999 Plan, or (ii) change the class of employees who may be granted options, without shareholder approval.

        All granted but unexercised options under the existing 1999 Plan will remain outstanding for their respective terms. Approval of the 1999 Plan Amendment requires the affirmative vote of shareholders owning a majority of the Company's Common Stock represented in person or by proxy at the Annual Meeting, assuming a quorum is present.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT TO THE EMPLOYEE STOCK OPTION PLAN

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        During 2002 many directors and executive officers of FCFG and the Bank and their associates were also customers of the Bank. It is anticipated that directors, executive officers, and their associates will continue to be customers of the Bank in the future. The Bank has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with others and which do not involve more than the normal risk of collectability or present other unfavorable features.

        FCB leases office space in which the Hawks Prairie branch office is located at 130 Marvin Road SE, Lacey, Washington, from Hawks Prairie Professional Center LLC, of which the Company's President and Chief Executive Officer, Ken F. Parsons and director E. Paul DeTray are both partners. The initial term of the lease is five (5) years, with three five (5) year renewal options. The current lease payment is $14,829 per month, (which is adjusted on an annual basis in accordance with the Consumer Price Index for the Seattle, Tacoma, Bremerton area effective on each anniversary date of the lease). The Company and FCB considers the rent and the terms and conditions of the lease agreement to be fair and substantially the same or better than the terms and conditions of leases prevailing for comparable arms-length transactions.

Stock Repurchase Program

        On April 23, 2002, the Board approved a stock repurchase program that allowed the repurchase of up to 100,000 shares of FCFG's Common Stock or 2% of the Company in scheduled purchases over time, through open market transactions, block purchases, or through privately negotiated transactions, including, from time to time, the purchase of shares from directors and executive officers of FCFG. Under this plan 91,746 shares were repurchased in 2002 for a total of $950,000.

        On December 11, 2002, the Board approved stock repurchase program that allowed for the repurchase of up to 132,000 shares of FCFG Common Stock or approximately 3% of the Company in purchases over time, through open market transactions or through privately negotiated transactions. No purchases were made under this plan in 2002. As of March 11, 2003 a total of 67,572 shares have been repurchased under this plan for a total of $1,134,792.

        On February 19, 2003 The Board approved a stock repurchase program to allow for the repurchase of 87,580 shares of FCFG Common Stock or approximately 2% of the Company in scheduled purchases over time in either privately negotiated transactions or through the open market. No purchases have been made under this plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        FCFG has adopted procedures to assist its directors and executive officers with Section 16(a) of the Securities Exchange Act, which includes assisting the officer or director in preparing forms for filing with the Securities Exchange Commission. Based on the review of such forms, FCFG believes that all of its executive officers and directors complied with all filing requirements applicable to them.

AUDITORS

        McGladrey & Pullen, LLP ("McGladrey") independent certified public accountants, performed the audit of the consolidated financial statements for FCFG and its wholly owned subsidiaries for the year ended December 31, 2002. A representative of McGladrey has been invited to the Annual Meeting, and may have the opportunity to make a statement if desired.

Fees Paid to Independent Auditors

        During the fiscal year ended December 31, 2002, fees paid to McGladrey, our independent auditors, consisted of the following:

        Audit Fees.    The aggregate fees and expenses billed to us by McGladrey in connection with the audit of Company financial statements as of and for the year ended December 31, 2002 and for the required review of Company financial information included in SEC filings for fiscal year ended December 31, 2002 was $82,500.

        Financial Information Systems Design and Implementation Fees.    We did not engage McGladrey to provide advice regarding financial information systems design and implementation during the fiscal year ended December 31, 2002.

        All Other Fees.    The aggrated fees and expenses billed by McGladrey & Pullen, LLP, McGladrey & Pullen Tax Services, LLP, and RSM McGladrey, Inc. (affiliates of McGladrey & Pullen, LLP) for all other services rendered to the Company during the fiscal year ended December 31, 2002 were $67,900.

        For the fiscal year 2002, the Board considered and deemed the services provided by McGladrey compatible with maintaining the principal accountant's independence.

OTHER MATTERS

        The Board of Directors knows of no other matters to be brought before this Annual Meeting. However, if other matters should properly come before the meeting, it is the intention of the persons named in the Proxy to vote the Proxy in accordance with the recommendations of management on such matters.

SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

        Shareholders interested in presenting a proposal for consideration at the annual meeting of shareholders in 2004 may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934. To be eligible for inclusion in the proxy statement, shareholder proposals must be received by the Company no later than December 5, 2003. Additionally, if notice of a shareholder proposal is received after February 18, 2004, the persons named as proxies in the form of proxy will have discretionary authority to vote on the shareholder proposal.

MISCELLANEOUS

        Any shareholder may obtain without charge a copy of our Annual Report on Form 10-K filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 for the year ended

December 31, 2002. Written requests for the Form 10-K should be addressed to Leigh Baxter, First Community Financial Group, Inc., 721 College Street, P.O. Box 3800, Lacey, Washington 98509-3800.

By Order of the Board of Directors
Lacey, Washington April 18, 2003	/s/ LEIGH BAXTER Leigh Baxter Secretary

IMPORTANT: The prompt return of proxies will save FCFG the expense of further requests for proxies, you are urged to SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. If you do attend the meeting, you may then withdraw your Proxy. Any person giving a Proxy may revoke it prior to its exercise.

APPENDIX A

FIRST COMMUNITY FINANCIAL GROUP, INC.
FIRST COMMUNITY BANK OF WASHINGTON
AMENDED AND RESTATED
AUDIT COMMITTEE CHARTER
Amended and Restated
February 13, 2003

        The Audit Committee (the "Committee") is a joint committee of the Boards of Directors (the "Board") of First Community Financial Group, Inc. and First Community Bank of Washington (collectively, the "Company") designed to assist the Board in monitoring (a) the integrity of the financial statements of the Company, (b) the compliance by the Company with applicable legal and regulatory requirements, (c) the independence and performance of the Company's independent auditors, and (d) the adequacy of the Company's internal controls.

A.    Purpose

        The purposes of the Committee are to promote the integrity and credibility of the financial reporting and disclosure practices of the Company, to review the adequacy of the internal control systems and to assist the Board in its oversight responsibilities and compliance with applicable law.

B.    Roles and Responsibilities

        1.    Maintenance of Charter. The Committee shall review and reassess the adequacy of this formal written charter on at least an annual basis.

        2.    Financial reporting. The Committee shall review and make recommendations to the Board regarding the adequacy of the Company's financial statements and compliance of such statements with financial standards. In particular, and without limiting such responsibilities, the Committee shall do the following:

        With respect to the Annual Financial Statements:

  •
  Review and discuss the Company's audited financial statements with management and with the Company's independent auditors.
  •
  Review an analysis prepared by management and the independent auditors of significant financial reporting issues and judgments made in connection with the preparation of the Company's audited financial statements.
  •
  Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61 (as may be modified or supplemented) relating to the conduct of the audit, including the Company's critical accounting policies.
  •
  Based on the foregoing, make a recommendation that the audited financial statements be included in the Company's Annual Report on Form 10-K.
  •
  The Committee shall issue a report on the annual financial statements of the Company, which shall be included in the Company's proxy statement. This report shall include: (a) disclosure that the Committee has reviewed and discussed the audited financial statements with management; (b) discussed the matters required by the SAS 61 with the Company's independent auditors; and (c) whether the Committee has reviewed the written disclosures and the letters from the independent auditors required by Independence Standards Board No. 1 and has discussed independence issues with the auditors.

        With respect to Quarterly Financial Statements:

  •
  Review with management the Company's quarterly financial statements prior to the filing of its Form 10-Q, or, if contemplated, before the public release of quarterly results. The review may be conducted through a designated representative member of the Committee, including compliance with SAS 61 and SAS 71 as in effect at the time.

        3.    Internal Controls. The Committee shall evaluate and report to the Board regarding the adequacy of the Company's internal and disclosure controls. In particular, the Committee shall:

  •
  Evaluate whether management sets the appropriate tone concerning internal controls and safeguarding of Company assets.
  •
  Ensure that the independent auditors are aware that the Committee is to be informed of all control problems identified.
  •
  Review, at least annually, the then current and future programs of the Company's internal audit function, including the procedures for assuring implementation of accepted recommendations made by the auditors, and review the significant matters contained in the internal audit department reports.
  •
  Review any changes in the planned scope of the internal audit plan.
  •
  Have the authority to review with the Company's legal counsel all matters that may have a material impact on the financial statements.
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  Review the effectiveness of systems for monitoring compliance with laws and regulations relating to financial reporting, including any issues that might implicate Section 10A of the Securities Exchange Act of 1934.
  •
  Receive periodic updates from management, legal counsel and the independent auditors concerning financial compliance with laws and regulations.

        4.    Relationship with Independent Auditors. The Committee shall:

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  Appoint, compensate, and oversee the work of the Company's independent auditors for the purpose of preparing its audit report or related work (including resolution of disagreement between management and the independent auditors regarding financial reporting.)
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  Ensure receipt from independent auditors of a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard No. 1.
  •
  Actively engage in a dialog with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors in fact or in appearance.
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  Take, or recommend that the Board take, appropriate action to oversee the independence of the independent auditors.
  •
  Review the scope and plan for the internal audits
  •
  Review the scope and plan for independent audit with the independent auditors.
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  Pre-approve all auditing services and permissible non-audit services to be provided to the Company by the independent auditors, except for certain de minimus services as defined in the Sarbanes-Oxley Act of 2002.
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  The Company's internal and independent auditors will report directly to the Committee.

        A review of non-audit services and de minimus services is set forth on Exhibit A.

        C.    Membership Requirements

  •
  The Committee shall consist of three or more directors chosen by the Board.
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  Each member of the Committee shall be "financially literate" in the business judgment of the Board.
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  Each member of the Committee shall meet the independence and experience requirements of the listing standards of (i) Nasdaq or (ii) a national securities exchange, in either case as approved by the Securities and Exchange Commission (as such definition may be modified or supplemented) and all other applicable legal requirements.

        D.    Meetings. The Committee shall:

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  Maintain minutes or other records of meetings and activities of the Committee.
  •
  Meet at least four times annually, or more frequently as circumstances dictate or as necessary to meet its responsibilities.
  •
  Request any officer or employee of the Company or the Company's outside counsel or independent auditor, as appropriate, to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

        No member should vote on any issue in which he or she is not independent.

        E.    Miscellaneous

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  The Committee shall maintain procedures, set forth in Exhibit B, for the receipt, retention and treatment of complaints received by the Company regarding financial statements disclosures, accounting, internal controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding the same.
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  The Committee may form and delegate authority to Committee members when appropriate, including specifically the pre-approval of non-audit services and the review of earnings releases, and earnings guidance.
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  The Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee.
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  The Committee shall determine, in its capacity as a Committee of the Board, the appropriate funding necessary to compensate any accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company, or to compensate any advisors to the Committee, and shall work with the Board as a whole to ensure that such funds are provided to the Committee pursuant to the Company's responsibility to do so.

        While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate, and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations and the Company's corporate policies.

Exhibit A

Non-Audit and De Minimus Services

Prohibited Non-Audit Services

        The following non-audit services may not be performed for the Company by any accounting firm (or any associated person of such accounting firm), that contemporaneously performs for the Company any audit required under the Securities Exchange Act of 1934 or under the rules of the Public Company Accounting Oversight Board ("PCAOB") upon its establishment:

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  Bookkeeping or other services related to the accounting records or financial statements of the Company;
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  Financial information systems design and implementation;
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  Appraisal or valuation services, fairness opinions, or contributions-in-kind reports;
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  Actuarial services;
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  Internal auditing outsourcing services;
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  Management functions or human resources;
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  Broker or dealer, investment adviser, or investment banking services;
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  Legal services and expert services unrelated to the audit; and
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  Any other service that the PCAOB determines, by regulation, is impermissible.

        These prohibitions shall apply unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the Company's financial statements.

De Minimus Services

        Non-audit services, including tax services, that are not described in the list above may be provided by the Company's independent auditors, only if the activity has been approved in advance by the Committee. However, such pre-approval will not be required with respect to the provision of non-audit services for the Company, if:

  •
  The aggregate amount of all such non-audit services provided to the Company constitutes not more than 5% of the total amount of revenues paid by the Company to such independent auditors during the fiscal year in which the non-audit services are provided;
  •
  Such services were not recognized by the Company at the time of the engagement to be non-audit services; and
  •
  Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee (who are members of the Board of Directors) to whom authority to grant such approvals has been delegated by the Committee.

Exhibit B

Complaint Procedures

        The Company shall forward to the Audit Committee of the Board of Directors (the "Committee") any complaints that it receives regarding financial statement disclosures, accounting, internal controls, or auditing matters ("Financial Disclosure Matters").

        Any Company employee may submit, on a confidential, anonymous basis (if the employee so desires), any concerns regarding Financial Disclosure Matters by setting his concerns in writing and forwarding them in a sealed envelope to the Chair of the Audit Committee, in the care of the Corporate Secretary. The envelope should be labeled with "To be opened by the Audit Committee only" or a similar legend. If the employee wishes to discuss the matter with the Audit Committee, he should indicate this in the complaint and provide contact information. The Corporate Secretary shall promptly forward unopened any such envelopes to the Committee.

        The Committee shall review and consider complaint it has received at each meeting and take appropriate action in order to respond thereto.

        The Committee shall retain any such complaints for a period of no less than seven years.

B-1

PROXY

This Proxy Is Solicited on Behalf of the Board of Directors

        The undersigned hereby appoints Ken F. Parsons, Sr., and Jon M. Jones, and each of them (with full power to act alone) as Proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of First Community Financial Group, held of record on April 4, 2003, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on May 22, 2003, or any adjournment of such Meeting.

        Management knows of no other matters that may properly be, or which are likely to be, brought before the Meeting. However, if any other matters are properly presented at the Meeting, this Proxy will be voted in accordance with the recommendations of management.

PLEASE SIGN AND RETURN IMMEDIATELY
See reverse for voting instructions.

FIRST COMMUNITY FINANCIAL GROUP
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
MAY 22, 2003
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
FIRST COMMUNITY FINANCIAL GROUP
PLEASE SIGN AND RETURN IMMEDIATELY

The Board of Directors Recommends a Vote "FOR" the listed proposals.

1.	Election of Directors:
	(01) Jewell C. Manspeaker (02) Patrick L. Martin (03) Ken F. Parsons, Sr.	/ /	Vote FOR all nominees (except as marked)	/ /	Vote WITHHELD from all nominees
	(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)				/ /
2.	AMENDMENT TO THE 1999 EMPLOYEE STOCK OPTION PLAN.
/ / Vote FOR / / Vote Against / / Abstain
3.	WHATEVER OTHER BUSINESS may properly be brought before the Meeting or any adjournment thereof.

THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" AND WILL BE VOTED "FOR" THE PROPOSALS LISTED UNLESS AUTHORITY IS WITHHELD OR A VOTE AGAINST IS SPECIFIED, IN WHICH CASE THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION SO MADE.
Address Change? Mark Box	/ /	Indicate changes below:	Date	, 2003

Signature of Shareholder(s)

Signature of Shareholder(s)
All joint owners must sign. When signing as attorney, executor, administrator, officer, trustee or guardian, please give full title. If more than one trustee, all should sign.

            Number of people to attend the meeting in Lacey, Washington, at 6:00 p.m. on May 22nd, 2003.

Please DATE, SIGN, and RETURN this Proxy. Even if you plan to attend the meeting, please return this proxy. Thank you.

QuickLinks

PROPOSAL NO. 1: ELECTION OF DIRECTORS
Director Nominees and Continuing FCFG Directors
INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES
REPORT OF AUDIT COMMITTEE
EXECUTIVE COMPENSATION
Summary Compensation Table
OPTION/SAR GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION VALUES
Equity Compensation Plan Information
EMPLOYEE COMPENSATION PLANS
REPORT OF COMPENSATION COMMITTEE
STOCK PERFORMANCE GRAPH
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL NO. 2: EMPLOYEE STOCK OPTION PLAN
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
AUDITORS
OTHER MATTERS
APPENDIX A FIRST COMMUNITY FINANCIAL GROUP, INC. FIRST COMMUNITY BANK OF WASHINGTON AMENDED AND RESTATED AUDIT COMMITTEE CHARTER Amended and Restated February 13, 2003
Exhibit A Non-Audit and De Minimus Services
Exhibit B Complaint Procedures